Exhibit32.1

CERTIFICATION

Pursuant to 18 U.S.C. 1350
(Section 906 of the Sarbanes-Oxley Act of 2002)

I, Patrick Brown, in connection with the Annual Report of World Series of Golf, Inc. (the “Company”) on Form 10-K for the period ended December 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, certify that:

• the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

• the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Patrick Brown
Name: Patrick Brown
Title: Chief Executive Officer (Principal Executive Officer)
Dated: April 12, 2011